UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

McEwen Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/MUX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/MUX Online Go to www.envisionreports.com/MUX or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 04A1QB Important Notice Regarding the Availability of Proxy Materials for the McEwen Inc. Shareholder Meeting to be Held on June 4, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 proxy statement and annual report to shareholders for the year ended December 31, 2025 are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 25, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MUX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials McEwen Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 25, 2026. The 2026 Annual Meeting of Shareholders of McEwen Inc. will be held on June 4, 2026 at 4:30 p.m. ET, in person at 150 King Street West, 27th Floor, Toronto, Ontario M5H 1J9. The meeting will also be webcast for informational and Q&A purposes only. To attend the meeting in person, you must have photo identification and, if you are not the holder of record, you must also have proof of beneficial ownership of common stock or a valid proxy executed by the holder of record. To access the webcast you must register at https://vantagevenues.zoom.us/webinar/register/WN_voXdh5dbRSKwcaMLWmV2Yg#/registration. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the election of each of the nominees for director, and FOR proposals 2 and 3: 1. Election of Directors: Nominees: 01 – Robert R. McEwen 02 – Dalia Asterbadi 03 – Ian J. Ball 04 – Richard W. Brissenden 05 – Alfred Colas 06 – Nicolas Darveau-Garneau 07 – John Florek 08 – Steve Kaszas 09 – Michelle Makori 10 – Michael Melanson 11 – William M. Shaver 2. To ratify the appointment of Ernest & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. To approve the issuance of shares of the Company’s common stock to Mr. McEwen, pursuant to an Arrangement Agreement between the Company and Canadian Gold Corp., in accordance with NYSE Listing Rule 312.03(b)(i). 4. To transact such other business as may properly come before the meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please have the control number shown on the front of this notice available. Shareholder Meeting Notice